CONTACT:

David W. Fry

Executive Vice President, Treasurer

and Chief Financial Officer

Flushing Financial Corporation

(718) 961-5400

FLUSHING FINANCIAL TO PRESENT AT KEEFE, BRUYETTE & WOODS NINTH ANNUAL COMMUNITY BANK CONFERENCE ON JULY 30, 2008

LAKE SUCCESS, NY – July 25, 2008 — Flushing Financial Corporation (NASDAQ-GS: FFIC), the parent holding company for Flushing Savings Bank, FSB, today announced that John R. Buran, Flushing Financial’s President and Chief Executive Officer, and David W. Fry, Flushing Financial’s Executive Vice President and Chief Financial Officer, will participate in the Keefe, Bruyette & Woods Ninth Annual Community Bank Conference on July 30, 2008 in New York City.

WHO

Flushing Financial Corporation is the parent holding company for Flushing Savings Bank, FSB (the “Bank”), a federally chartered stock savings bank insured by the FDIC. The Bank serves consumers and businesses by offering a full complement of deposit, loan, and cash management services through its fourteen banking offices located in Queens, Brooklyn, Manhattan, and Nassau County. The Bank also operates an online banking division, iGObanking.com®, which enables the Bank to expand outside of its current geographic footprint. In 2007, the Bank established Flushing Commercial Bank, a wholly-owned subsidiary, to provide banking services to public entities including counties, towns, villages, school districts, libraries, fire districts and the various courts throughout the metropolitan area.

WHAT	Presentation at the Keefe, Bruyette & Woods Ninth Annual Community Bank Conference.
WHERE / WHEN	New York, New York at 9:00 a.m. Eastern Daylight Time on July 30, 2008.
PRESENTATION

The presentation will focus on the Company’s performance and its strategic operating objectives. The simultaneous webcast of the presentation will be available on the Company’s website, www.flushingsavings.com, on Wednesday, July 30, 2008, and will remain available through August 31, 2008.

The webcast will also be accessible via: http://cc.talkpoint.com/KEEF001/072908a_ak/

RECENT NEWS

•              July 22, 2008 - Flushing Financial Corporation Reports 2008 Second Quarter Earnings Increased 36 Percent From Prior Year Comparable Quarter.

•              July 17, 2008 - Flushing Savings Bank Provides Financing to Distinguished New York Military Veteran with the SBA-Guaranteed Patriot Express Loan.

•              June 16, 2008 – Flushing Financial Corporation Announces Richard Eng to Receive the Empire State Certified Development Corporation’s 2008 Lender of the Year Award.

•              June 13, 2008 – Flushing Savings Bank Finances State-of-the-Art Medical & Rehabilitation Services Center in Bronx Community.

Additional information on Flushing Financial Corporation may be obtained by visiting the Company’s web site at http://www.flushingsavings.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

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